                                                                  Exhibit 10.131


                                 LEASE AGREEMENT

         THIS AGREEMENT ("Lease") is dated as of August 1, 2000, and has been made between Bluepointe, Inc. ("Landlord") and Mace Security International, Inc. ("Tenant").

                                    RECITALS

         Landlord is the owner of an office building located at 1000 Crawford Place, Mount Laurel, New Jersey. Landlord desires to lease to Tenant, and Tenant desires to lease from Landlord, the fourth floor of the building (the "Leased Premises"). The Leased Premises have a net rentable area of 10,081 square feet. The term of the Lease is five (5) years.

1.       RECITALS.
         --------

         Landlord and Tenant acknowledge and agree that the Recitals are true and correct.

2.       PREMISES
         --------

         2.a   The term "net rentable area" shall mean all floor area measured from the inside surface of the outer class or finished column walls of the building to the inside surface of the opposite outer wall, excluding only the areas ("service areas") within the outside walls used for building stairs, fire towers, elevator shafts, flues, vents, slacks, pipe shafts and vertical ducts but including any such areas which are for the specific use of the particular tenant, including but not limited to special stairs or elevator(s). No deductions from net rentable areas are made for columns or projections necessary to the Building. The "net rentable area" of the Leased Premises shall not be adjusted for minor variations resulting from actual construction and completion of the Leased Premises so long as such work is done in accordance with terms and provisions of this Lease.

         2.b. The use and occupation by Tenant of the Leased Premises shall include the right to the nonexclusive use, in common with others, of the common areas. "Common areas" as used in this Lease hereinafter includes automobile parking areas, driveways, entranceways, and exits thereto, pedestrian sidewalks and ramps, landscaped areas, exterior stairways, comfort stations, and other areas and improvements provided by Landlord for the general use, in common, of tenants and officers, agents, employees and customers as the said common areas may exist from time to time. The use of the common areas is subject to the terms and conditions of this Lease and to reasonable rules and regulations as prescribed by the Landlord from time to time. Landlord shall at all times have the right to change the area, location and arrangement of the parking areas and other facilities of the common areas.

         2.c. This Lease is subject to the terms, covenants and conditions contained in this document, and Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and perform each and all of said terms, covenants and conditions and that Tenant's rights and Landlord's obligations hereunder are expressly conditioned upon such performance.

                                      -1-
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3.       COMMENCEMENT, TERM AND RENT OBLIGATION
         --------------------------------------

         3.a. The term of this Lease shall be for sixty (60) months following the commencement of the term.

         3.b. The term of this Lease and Tenant's obligation to pay rent shall commence upon the 1st day of August, 2000 ("Commencement Date").

         3c. Landlord and Tenant acknowledge that Tenant occupied the Leased Premises from June 1999 through October 1999 without payment of rent or utilities. Upon the Commencement Date, Tenant agrees to reimburse Landlord for utilities used by Tenant during the period from June 1999 to October 1999 at a rate of $3,000 per month, by paying Landlord the sum of $15,000.00.

4.       RENT
         ----

         Throughout the first and second year of the term of this Lease, Tenant agrees to pay rent in the amount of $191,539 per year. Tenant agrees that the annual rent shall increase by five percent (5%) in each of the third through fifth years of the term of this Lease. Tenant shall make the payments to Landlord in equal monthly installments. Landlord and Tenant acknowledge and agree that the monthly payments due to Landlord will be as follows:

                  Year 1                             $15,961.58
                  Year 2                             $15,961.58
                  Year 3                             $16,759.66
                  Year 4                             $17,597.64
                  Year 5                             $18,477.52
Tenant shall make the monthly payments to Landlord at Management Office, 1000 Crawford Place, Mount Laurel, New Jersey, or at such other place as Landlord may designate in writing on or before the first day of each calendar month, without deduction or offset.

5.       TENANT IMPROVEMENTS
         -------------------

         5.a. Tenant acknowledges and agrees that Landlord does not owe Tenant any allowances for improvements, and that the Leased Premises are complete to Tenant's satisfaction.

         5.b. By taking possession of the Leased Premises, Tenant acknowledges having inspected the same and accepts the Leased Premises as being in good and sanitary order, condition and repair.

6.       SECURITY DEPOSIT
         ----------------

         Tenant has not deposited with Landlord any security deposit.

7.       USE
         ---

         7.a. Tenant shall use the Leased Premises solely as corporate office space for conducting its own business. Tenant shall not use or permit the Leased Premises to be used for any other purpose, without the prior written consent of Landlord.

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         7.b.  Tenant shall not do or permit anything to be done in or about the
Leased Premises or bring or keep anything therein which will increase the rate of or affect any fire or other insurance upon the building or any of its contents, or cause cancellation of any insurance policy covering said Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Leased Premises which will obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them or use or allow the Leased Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Leased Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Leased Premises.

8.       COMPLIANCE WITH LAW
         -------------------

         Tenant shall not use the Leased Premises or permit anything to be done in or about the Leased Premises which will conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereunder be enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force, and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted relating to, or affecting the condition, use or occupancy of the Leased Premises. The judgment of any court of competent jurisdiction or the admission of Tenant in any action in which Tenant is a party, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of the facts as between the Landlord and Tenant.

9.       ALTERATIONS AND ADDITIONS
         -------------------------

         Tenant shall not make or suffer to be made any alterations, additions or improvement to or of the Leased Premises or any part thereof without the written consent of the Landlord first being obtained. Any alterations, additions or improvements to or of said Leased Premises including, but not limited to, wall covering, paneling and built-in cabinet work (excepting movable furniture and trade fixtures) shall on the expiration of the term become a part of the realty and belong to the Landlord and shall be surrendered with the Leased Premises. In the event Landlord consents to the making of any alterations, additions or improvements to the Leased Premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense, and any contractor or person selected by Tenant to make the same must first be approved of in writing by the Landlord and at Landlord's option under Landlord's direction. Tenant shall give Landlord at least ten (10) business days' prior written notice of the date of commencement of any approved construction on the Leased Premises. Upon the expiration or sooner termination of the term hereof, Tenant shall, upon written demand by Landlord, be given thirty (30) days prior to the end of the term, at Tenant's sole cost and expense forthwith and with all due diligence, remove any alterations, additions, or improvements made by Tenant, designated by Landlord to be removed, and Tenant shall forthwith and with all due diligence at its sole cost and expense, repair any damage to the Leased Premises caused by such removal.

10.      REPAIRS
         -------

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         10.a. Tenant shall, at Tenant's sole cost and expense, keep the Leased
Premises in good condition and repair, damage thereto from causes beyond the reasonable control of Tenant and ordinary wear and tear excepted. Tenant shall upon the expiration or sooner termination of this Lease hereby surrender the Leased Premises to the Landlord in good condition, ordinary wear and tear and damage from causes beyond the reasonable control of Tenant excepted.

         10.b. Notwithstanding the provisions of paragraph 10.a., Landlord shall repair and maintain the structural portions of the Building, including the roof, basic plumbing, air conditioning, heating and electrical systems, installed or furnished by Landlord, unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault or omission of any duty by the Tenant, its agents, servants, employees or invitees, in which case Tenant shall pay to Landlord the reasonable cost of such maintenance and repairs. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for thirty (30) days after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. If Landlord refuses or neglects properly to effect repairs as required hereunder within thirty (30) days after written notice, Tenant may make such repairs at Tenant's cost and expense, provided the repairs can be made without any damage to Landlord's property, and upon completion thereof, Tenant shall be entitled to commence an action against Landlord for the reasonable cost of such repairs. Before commencing any repairs, Tenant must obtain three estimates and provide them to Landlord in writing with a request for Landlord to make the repairs. If the Landlord does not make the repairs when obligated to do so under this Lease, the Tenant may recover its actual repair cost up to the amount paid but not higher then the most expensive estimate. There shall be no abatement of rent and no liability shall be imposed on Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Leased Premises or in or to fixtures, appurtenances and equipment therein. To the maximum extent permitted by law, Tenant waives the right to make repairs at Landlord's expense or to withhold rent under any law, statute or ordinance now or hereafter in effect, except as specifically provided in this Lease.

11.      LIENS
         -----

         Tenant shall keep the Leased Premises and the property in which the Leased Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant. Prior to Tenant commencing any construction on the Leased Premises, Landlord may require, at Landlord's sole option, that Tenant shall provide to Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to 125% of the estimated cost of any improvements, additions, or alterations in the Leased Premises, to insure Landlord against any liability for mechanic's and materialmen's liens and to insure completion of the work, Tenant shall give Landlord no less than twenty (20) days' prior written notice before commencing construction of any kind on the Leased Premises.

12.      ASSIGNMENT AND SUBLETTING
         -------------------------


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         12.a. Tenant agrees not to assign, mortgage, pledge or encumber this
Lease, in whole or in part or any interest therein or sublet the whole or any part of the Leased Premises, or permit the use of the whole or any part of the Leased Premiss by any licensee or concessionaire, or any other occupant, without first obtaining the written consent of Landlord, which consent Landlord shall not unreasonably withhold. Landlord hereby agrees to consent to the assignment of this Lease to any person or entity that has a verifiable fair market net worth of five million dollars ($5,000,000) or more. Tenant agrees that, in the event of any such assignment, subletting, licensing or granting of a concession, made with the written consent of the Landlord as aforesaid, it will nevertheless remain liable for the performance of all of the terms, conditions and covenants of this Lease. Landlord hereby consents to the assignment of this Lease, or the subletting of the Leased Premises, to a wholly-owned and controlled subsidiary of Tenant, Tenant to remain liable nevertheless as aforesaid.

13.      HOLD HARMLESS
         -------------

         13.a. Tenant shall indemnify and hold harmless Landlord against and from any and all claims of third parties arising from Tenant's use of the Leased Premises for the conduct of its business or from any activity, work, or other thing done, permitted or suffered by the Tenant in or about the Building, and shall further indemnify and hold harmless Landlord against and from any and all claims of third parties arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of the Tenant, or any officer, agent, employee, guest, or invitee of Tenant, and from all costs, attorney's fees, expenses and liability incurred relating to any such claim or any action or proceeding brought thereon, and, in any case, action or proceeding to be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord.

         13.b. Landlord shall indemnify and hold harmless Tenant against and from any and all claims of third parties arising from any activity, work, or other thing done by the Landlord in or about the Building, and shall further indemnify and hold harmless Tenant against and from any and all claims of third parties arising from any breach or default in the performance of any obligation on Landlord's part to be performed under the terms of this Lease, or arising from any act or negligence of the Landlord, or any officer, agent, employee, guest, or invitee of Landlord, and from all costs, attorneys' fees, expenses and liability incurred relating to any such claim or any action or proceeding brought thereon, and, in any case, action or proceeding to be brought against Tenant by reason of any such claim, Landlord upon notice from Tenant shall defend the same at Landlord's expense by counsel reasonably satisfactory to Tenant.

         13.c. Tenant as a material part of the consideration to Landlord hereby assumes all risk of damage to property or injury to itself, upon or about the Leased Premises, from any cause including Landlord's negligence, and Tenant hereby waives for itself alone but not as to any third parties all claims in respect thereof against Landlord. Landlord or its agents shall not be liable to Tenant for any damage to property entrusted to employees of the Building, nor for loss or damage to any property by theft or otherwise, nor for any injury to or damage to Tenant resulting from fire, explosion, failing plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place resulting from dampness or any other cause whatsoever, except

                                      -5-
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if caused by or due to the negligence of Landlord, its agents, servants or employees. Landlord or its agents shall not be liable to Tenant for interference with the light or other incorporeal hereditaments, loss of business by Tenant, nor shall Landlord be liable to Tenant for any latent defect in the Leased Premises or in the Building. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Leased Premises or in the Building, or of defects therein or in the fixtures or equipment. Any successor to Landlord as owner of all or part of the Building shall be entitled to the same rights as Landlord under this paragraph.

14.      WAIVER OF SUBROGATION
         ---------------------

         Tenant will cause each insurance policy carried by it insuring the Leased Premises as well as the contents thereof, including trade fixtures and personal property, against loss by fire or any of the casualties covered by standard extended coverage to be written in such a manner as to provide that the insurer waives all right of recovery by way of subrogation against Landlord in connection with any loss or damage covered by the policy. Neither party hereto shall be liable to the other for any loss or damage caused by fire or any of the casualties covered by standard extended coverage, which loss or damage is covered by the insurance policies maintained by the other party, provided that such policies are not invalidated by such waiver; and, provided, further, that if either party shall be unable to obtain the waiver of subrogation required by this Section without additional premiums therefor, then unless the party claiming the benefit of such waiver shall agree to pay such party for the cost of such additional premium within thirty (30) days after notice of the statement setting forth such requirement and the amount of additional premium, such waiver shall be of no force and effect between such party and the claiming party. It is agreed that should either party fail to procure such waiver, if available without additional cost (or if available at additional cost and the other party has agreed to pay such additional premium), it will pay to the other in liquidated damages all monies to which any subrogor hereunder becomes entitled and the cost of reasonable legal defense of any claims for subrogating.

15.      LIABILITY INSURANCE
         -------------------

         15.a. Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance, from an insurance company acceptable to Landlord, insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Leased Premises and all areas appurtenant thereto. The limit of said insurance shall not, however, limit the liability of the Tenant hereunder. Tenant may carry said insurance under a blanket policy, providing, however, said insurance by Tenant shall have a Landlord's protective liability endorsement attached thereto. If Tenant shall fail to procure and maintain said insurance, Landlord may, but shall not be required to procure and maintain same, but at the expense of Tenant. Tenant shall deliver to Landlord prior to occupancy of the Leased Premises copies of policies of liability insurance required herein or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord. No policy shall be cancelable or subject to reduction of coverage except after thirty (30) days' prior written notice to Landlord.

         15.b. Tenant at its cost shall maintain public liability and property liability insurance with liability limits of not less than $1,000,000.00 per person and $3,000,000.00 per occurrence, and

                                      -6-
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property damage limits of not less than $1,000,000.00 per occurrence, and both
Landlord and Tenant shall be named as co-insured, and the policy shall contain cross liability endorsements.

         15.c. Such coverage shall be increased periodically to those limits then currently recommended by the Building Owners and Management Association, or if such organization ceases to exist, then by a comparable organization.

16.      PAYMENT FOR UTILITIES.
         ---------------------

         Landlord shall be solely responsible for and promptly pay all charges for water, sewage, gas, electricity, trash removal, or any other utility used or consumed in the Leased Premises. Landlord shall supply the Leased Premises with janitorial services no less than five days per week. In no event shall Landlord be liable for an interruption or failure in the supply of any such utilities to the Leased Premises.

17.      PROPERTY TAXES
         --------------

         Tenant shall be responsible for and shall pay before delinquent all municipal, county or state taxes assessed during the term of this Lease against any leasehold interest or personal property of any kind, owned by or placed in, upon or about the Leased Premises by the Tenant.

18.      RULES AND REGULATIONS
         ---------------------

         Tenant shall faithfully observe and comply with the rules and regulations that Landlord shall from time to time reasonably promulgate. Landlord reserves the right from time to time to make all reasonable modifications to said rules. The additions and modifications to those rules shall be binding upon Tenant, upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the nonperformance of any said rules by any other tenants or occupants.

19.      HOLDING OVER
         ------------

         If Tenant holds over with the consent of the Landlord, the rent, which shall be payable in advance, shall be 125% of the rent paid during the last full month of the term hereof, or any extension hereof. Without limiting any other available remedies, if Tenant unlawfully holds over, Tenant shall indemnify and hold Landlord harmless from all loss or liability, including any claim made by any successor tenant founded upon Tenant's failure to timely surrender the Leased Premises.

20.      ENTRY BY LANDLORD
         -----------------

         Landlord and Landlord's agent shall have the right to enter the Leased Premises at all reasonable times to examine the same, and to show them to prospective purchasers or lessees of the building, and to make such repairs, or alterations, improvements or additions as Landlord may deem necessary or desirable, and Landlord shall be allowed to take all material into and upon the Leased Premises that may be required therefore without the same constituting an eviction of Tenant in whole

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or part, and the rent reserved shall in no way abate while said repairs, alterations, improvements or additions are being made unless Tenant is prevented from operating in the Leased Premises in whole or in part, in which event rent shall be proportionately abated during said period. During the six (6) months prior to the expiration of the term of this Lease or any renewal term, Landlord may exhibit the Leased Premises to prospective tenants or purchasers, and place upon the Leased Premises the usual notice "For Lease" or "For Rent", which notices Tenant shall permit to remain thereon without molestation. If Tenant shall not be personally present to open and permit an entry into the Leased Premises, at any time, when for any reason an entry therein shall be necessary or permissible, Landlord or Landlord's agents may enter the same without in any manner affecting the obligations and covenants of this Lease. Nothing herein contained, however, shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever, for the care, maintenance or repair of the building or any part thereof, except as otherwise herein specifically provided.

21.      ENVIRONMENTAL COVENANT BY TENANT
         --------------------------------

         Tenant warrants that it does not use, store or produce hazardous or toxic substances in the course of Tenant's business. Tenant agrees not to allow or suffer the use, storage or production of hazardous substances, as defined below, on the Leased Premises. As used herein, the terms "hazardous or toxic waste" and "hazardous or toxic substance" shall have the same meanings as defined and used in any of the following (the "Acts"): the Comprehensive Environmental Response, Compensation and Liability Act, 42 USC (S)9601 et seq.;
                                                                       ------
the Resource Conservation and Recovery Act, 42 USC (S)6901 et seq.; the
                                                           ------
Hazardous Material Transportation Act, 49 USC (S)1801 et seq.; and the Toxic
                                                      ------
Substances Control Act, 15 USC (S)2601 et seq., and the regulations promulgated thereunder.

22.      TOTAL OR PARTIAL DESTRUCTION.
         ----------------------------

         If the Leased Premises shall be damaged by fire, the elements, unavoidable accident or other casualty, without the fault of Tenant, but are not thereby rendered untenantable in whole or in part, Landlord shall, at its own expense cause such damage, except to Tenant's equipment and trade fixtures, to be repaired, but only to the extent of restoring the premises to their condition prior to the damage. The fixed minimum rent meanwhile shall be abated proportionately as to the portion of the Leased Premises rendered untenantable; provided, however, if such damage shall occur during the last two (2) years of the term of this Lease (or of any renewal term) Landlord shall have the right, to be exercised by notice to Tenant within sixty (60) days after said occurrence, to elect not to repair such damage and to cancel and terminate this Lease effective as of a date stipulated in Landlord's notice, which shall not be earlier than thirty (30) days nor later than sixty (60) days after the giving of such notice. If the Premises shall be rendered wholly untenantable by reason of such occurrence, the Landlord shall at its own expense cause such damage, except to Tenant's equipment and trade fixtures, to be repaired, but only to the extent of restoring the Leased Premises to the condition as of the beginning of the term and before the construction of any Tenant improvements. Landlord shall not be responsible for insuring and restoring its property, fixtures and improvements, including the improvements partially financed by Landlord, and the fixed minimum rent meanwhile shall be abated in whole, except that Landlord shall have the right, to be exercised by notice to Tenant within sixty (60) days after said occurrence, to elect not to reconstruct the destroyed premises, and in such event this Lease and the tenancy hereby created shall cease as of the date of the said occurrence. Nothing in this Section shall be construed to permit the abatement in whole or in part of the percentage rent, nor charges for common area maintenance and real estate taxes attributable to any period during which the Leased Premises shall be in untenantable condition, nor shall there be any abatement in these items nor the fixed minimum rent if such damage is caused by the fault of Tenant. Whenever the fixed minimum rent shall be abated pursuant to this paragraph, such abatement shall continue until the date which shall be the sooner to occur of (i) fifteen (15) days after notice by Landlord to Tenant that the Leased Premises have been substantially repaired and restored, or (ii) the date Tenant's business operations are restored in the entire Leased Premises.

23.  PARTIAL DESTRUCTION OF BUILDING.
     -------------------------------

     In the event that fifty (50%) percent or more of the rentable area of the Building shall be damaged or destroyed by fire or other cause, notwithstanding any other provisions contained herein and that the Leased Premises may be unaffected by such fire or other cause, Landlord shall have the right, to be exercised by notice in writing delivered to Tenant within sixty (60) days after said occurrence, to elect to cancel and terminate this Lease. Upon the giving of such notice to Tenant, the term of this Lease shall expire by lapse of time upon the third day after such notice is given, and Tenant shall vacate the Leased Premises and surrender the same to Landlord.

24.  EMINENT DOMAIN.
     --------------

     If the whole or any part of the Premises shall be taken under the power of eminent domain, this Lease Agreement shall terminate as to the part so taken on the date Tenant is required to yield possession thereof to the condemning authority. To the extent the government compensates Landlord, Landlord shall make such repairs and alterations as may be necessary in order to restore the part not taken to useful condition and the minimum rental shall be reduced proportionately as to the portion of the Leased Premises so taken. If the portion of the Leased Premises so taken renders the balance of the Leased Premises untenantable, taking into account the nature of Tenant's business, either party may terminate this Lease Agreement as of the date when Tenant is required to yield possession. If twenty-five percent (25%) or more of the total rentable floor area of the Building or the parking areas located on the Lot is taken as aforesaid, then Landlord may terminate this Lease Agreement as of the date of the taking. All compensation awarded for any taking of the leasehold and/or the improvements thereon shall belong to and be the property of Landlord; provided, however, that nothing contained herein shall prevent Tenant from applying for reimbursement from the condemning authority (if permitted by law) for relocation expenses, or removal of Tenant's furniture, business equipment and such fixtures as Tenant is permitted to remove hereunder, but if and only if such action shall not reduce the amount of compensation otherwise recoverable by Landlord from the condemning authority.

25.  EVENTS OF DEFAULT.
     -----------------

     Upon the happening of one or more of the events described in this paragraph, the Landlord shall have any and all rights and remedies which are hereinafter set forth, and in addition those which are available under principles of law or equity:

     25.a. In the event Tenant should fail to pay any one or more monthly installments of rent, or any other sums required to be paid hereunder, as and when the same become due.

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

     25.b. In the event a petition in bankruptcy or for reorganization (including Chapter X and Chapter XI bankruptcy proceedings or any other reorganization proceedings under the Bankruptcy Act) be filed by the Tenant, or be filed against Tenant, and such petition is not dismissed within thirty (30) days from the filing thereof, or in the event Tenant is adjudged a bankrupt.

     25.c. In the event an assignment for the benefit of creditors is made by Tenant.

     25.d. In the event of an appointment by any court of a receiver or other court officer of Tenant's property and such receivership is not dismissed within thirty (30) days from such appointment.

     25.e. In the event Tenant removes, attempts to remove, or permits to be removed from the Leased Premises, except in the usual course of trade, the goods, furniture, effects or other property of the Tenant brought thereon.

     25.f. In the event Tenant, before the expiration of the term hereof and without the written consent of the Landlord, vacates the Leased Premises or abandons the possession thereof, or uses the same for purposes other than the purpose for which the same are hereby leased, or ceases to use the Leased Premises for the purposes herein expressed.

     25.g. In the event an execution or other legal process is levied upon the goods, furniture, effects or other property of Tenant brought on the Leased Premises, or upon the interest of Tenant in this Lease, and the same is not satisfied or dismissed within ten (10) days from this levy.

     25.h. In the event Tenant fails to keep, observe or perform any of the other terms, conditions or covenants on the part of the Tenant herein to be kept, observed and performed for more than ten (10) days after written notice thereof is given by Landlord to Tenant specifying the nature of such default, or if the default so specified shall be of such a nature that the same cannot reasonably be cured or remedied within said ten (10) day period, or if Tenant shall not in good faith have commenced the curing or remedying of such default within such ten (10) day period and shall not thereafter continuously and diligently proceed therewith to completion.

     25.i. In the event of any default or breach of the Lease, Landlord shall have the immediate right to re-enter the Leased Premises, by summary proceedings, and to dispossess Tenant and all other occupants therefrom and remove and dispose of all property therein, all without service of any notice of intention to re-enter and with or without resort to legal process (which Tenant hereby expressly waives) and without Landlord being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby. Landlord shall also have the right, at the option of Landlord, to terminate this Lease upon ten (10) days written notice to Tenant, and to thereupon re-enter and take possession of the said Leased Premises with or without legal process. In the event of any such default or breach, Landlord shall have the right, at its option, from time to time, without terminating this Lease, to re-enter and re-let the Leased Premises, or any part thereof, with or without legal process, as the agent and for the account of Tenant upon such terms and conditions as Landlord may deem advisable or satisfactory, in which event the rents received on such re-letting shall be applied first to the expenses of such re-letting and collection including, but not limited to, necessary renovation and alterations of the Leased Premises, reasonable attorney's fees, any real estate commissions paid, and thereafter toward payment of all sums due or to become due Landlord hereunder, and if a sufficient sum shall not be thus realized or secured to pay such sums and other charges, (i)at Landlord's option, Tenant shall pay Landlord any deficiency monthly, notwithstanding Landlord may have received rental in excess of the rental stipulated in this Lease in previous or subsequent months, and Landlord may bring an action therefore as such monthly deficiency or deficiencies shall arise, or (ii) at Landlord's option, the entire deficiency, which is subject to ascertainment for the remaining term of this Lease, shall be immediately due and payable by Tenant. Nothing herein, however, shall be construed to require Landlord to re-enter and re-let in any event. The Landlord shall not, in any event be required to pay Tenant any surplus of any sums received by Landlord on a re-letting of said premises in excess of the rent provided in this Lease.

     25.j. In the event of any default or breach, the Landlord shall have the right, at its option, to declare the rents for the entire remaining term and other indebtedness, if any, immediately due and payable without regard to whether or not possession shall have been surrendered to or taken by Landlord, and may commence action immediately thereupon and recover judgment thereof.

     25.k. The Landlord, in addition to other rights and remedies it may have, shall have the right to remove all or any part of the Tenant's property from the Leased Premises and any property removed may be stored in any public warehouse or elsewhere at the cost of, and for the account of Tenant, and the Landlord shall not be responsible for the care or safekeeping thereof, and the Tenant hereby waives any and all loss, destruction and/or damage or injury which may be occasioned by any of the aforesaid acts.

     25.l. No re-entry or taking possession of said Leased Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease, unless a written notice of such intention is given to Tenant. Notwithstanding any such re-letting without termination, Landlord may at all times thereafter elect to terminate this Lease for such previous default or breach. Any such re-entry shall be allowed by Tenant without hindrance, and Landlord shall not be liable in damages for any such re-entry, or guilty of trespass or forcible entry.

     25.m. Any rental which may be due Landlord, whether by acceleration or otherwise, as herein provided in this article, shall include the fixed rents and any additional rents provided for herein.

     25.n. Any and all rights, remedies and options given in this Lease to Landlord shall be cumulative and in addition to and without waiver of or in derogation of any right or remedy given to it under any law now or hereafter in effect.

26.  WAIVER.
     ------

     The waiver of Landlord of any breach of any term, condition or covenant herein contained shall not be waiver of such term, condition or covenant, or any subsequent breach of the same or any other term, condition or covenant herein contained. The consent or approval by Landlord to or of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent similar act by Tenant. No re-entry hereunder shall bar the recovery of rents or damages for the breach of any of the terms, conditions of covenants on the part of Tenant herein contained. The receipt of rent after breach or condition broken, or delay on the part of the Landlord to enforce any right hereunder, shall not be deemed a waiver or forfeiture, or a waiver of the right of Landlord to annul this Lease or to re-enter said Leased Premises or to re-let same.

27.  EXPENSES OF ENFORCEMENT.
     -----------------------

     In the event any payment due Landlord under this Lease shall not be paid on the due date, Tenant agrees to pay the sum of Twenty-five ($25.00) Dollars per day, or five (5%) percent of the amount due, whichever is greater, for such delinquent payment until made. In the event that any check, bank draft, order for payment or negotiable instrument given to Landlord for any payment under this Lease shall be dishonored for any reason whatsoever not attributable to Landlord, Landlord shall be entitled to make an administrative charge to Tenant of Twenty-five ($25.00) Dollars for each such notice. Tenant recognizes and agrees that such charges represent, at the time this Lease is made, a fair and reasonable estimate and liquidation of the costs of Landlord resulting from the events described, which costs are not contemplated or included in any other rental or charges provided to be paid by Tenant to Landlord in this Lease. Any charges becoming due under this Section of this Lease shall be added and become due with the next ensuing monthly payment of fixed minimum rental and shall be collectible as a part thereof.

28.  LEGAL EXPENSES.
     --------------

     In the event that it shall become necessary for Landlord to employ the services of an attorney or debt collector to enforce any of its rights under this Lease or to collect any sums due to it under this Lease or to remedy the breach of any covenant of this Lease on the part of the Tenant to be kept or performed, regardless of whether suit be brought, Tenant shall pay to Landlord such fees or commissions as shall be charged by Landlord's attorney or debt collector for such services. Should suit be brought for the recovery of possession of the Leased Premises, or for rent or any other sum due Landlord under this Lease, or because of the breach of any of Tenant's covenants under this Lease, Tenant shall pay to Landlord all expenses of such suit and any appeal thereof, including a reasonable attorney's fee.

29.  LOSS AND DAMAGE.
     ---------------

     Landlord shall not be responsible for any damage to property of Tenant or of others located on the Leased Premises, nor for the loss of or damage to any property of Tenant or of others by theft or persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain, or leaks from any part of the Leased Premises, or from the pipes, appliances, plumbing works, or from the roof, street or subsurface or from any other place, or by dampness or by any other cause of whatever nature. Landlord shall not be liable for any such damage caused by other tenants or persons in the Leased Premises, occupants of adjacent property, of the Building, or the public, or caused by operations in construction of any private, public or quasi-public work. Landlord shall not be liable in damages or otherwise for any latent defect in the Leased Premises or in the building of which they form a part, except that if Tenant shall give notice to Landlord within a period of one (1) year from the date Tenant takes possession of the Leased Premises of the existence of any such latent defect, then provided such defect shall not have resulted from any act, alteration or improvement made by Tenant, Landlord shall repair such defect. All property of Tenant kept or stored on the Leased Premises shall be so kept and stored at the risk of Tenant only and Tenant shall hold

Landlord harmless from any and all claims arising out of damage to same, including subrogation claims by Tenant's insurance carriers.

30.  NOTICE BY TENANT.
     ----------------

     Tenant shall give immediate notice to Landlord in case of fire or accidents in the Leased Premises or in the building of which the premises are a part or of defects therein or in any fixtures or equipment.

31.  SUCCESSORS.
     ----------

     All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several respective heirs, executors, administrators, successors, and assigns of the said parties; and if there shall be more than one Tenant, they shall be bound jointly and severally by the terms, covenants and agreements herein. No rights, however, shall inure to the benefits of any assignee of Tenant, unless the assignment to such assignee has been approved by Landlord in writing. Nothing contained in this Lease shall in any manner restrict Landlord's right to assign or encumber this Lease, and, in the event Landlord sells or transfers its interest in the Building and the purchaser or transferee assumes Landlord's obligation and covenants, Landlord shall thereupon be relieved of all further obligations hereunder.

32.  LANDLORD'S COVENANT.
     -------------------

     Upon payment by the Tenant of the rents herein provided, and upon the observance and performance of all the covenants, terms and conditions on Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Leased Premises for the term hereby demised without hindrance or interruption by Landlord or any other person or persons lawfully or equitably claiming by through or under the Landlord, subject, nevertheless to the terms and conditions of this Lease.

33.  TRANSFER BY LANDLORD.
     --------------------

     In the event of any sale, transfer or other disposition of Landlord's interest in the Property, Landlord shall automatically and without any further act or instrument be released and relieved of and from any and all obligations and liabilities of Landlord accruing from and after the date of such transfer and in such event Landlord's successor or transferee by accepting such sale, transfer and assignment shall hereby automatically assume and be liable for all obligations and liabilities of Landlord which accrue from and after such sale or transfer, and Tenant agrees to look solely to such successor or transferee from the performance of any such duties and obligations and in satisfaction of all such liabilities under this Lease Agreement.

34.  ACCORD AND SATISFACTION.
     -----------------------

     No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying the check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in the Lease provided.

35.  ENTIRE AGREEMENT.
     ----------------

     This Lease and the exhibits, and rider, if any, attached hereto and forming a part hereto, set forth all covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Leased Premises, and there are no covenants, promises, conditions or understandings, either oral or written, between them other than are herein set forth. Except as herein otherwise provided, no subsequent alteration, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by each of them.

36.  NO PARTNERSHIP.
     --------------

     Landlord does not, in any way or for any purpose, become a partner of Tenant in the conduct of its business, or otherwise, or joint venturer or a member of a joint enterprise with Tenant. The provisions of this Lease relating to the percentage of rent payable hereunder are included solely for the purpose of providing a method whereby the rent is to be measured and ascertained.

37.  FORCE MAJEURE.
     -------------

     Landlord shall be excused for the period of any delay in the performance of any obligations hereunder when prevented from so doing by cause or causes beyond Landlord's control which shall include, without limitation, all labor disputes, civil commotion, war, war-like operations, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or controls, fire or other casualty, acts of God, inability to obtain any material, services, or financing.

38.  NOTICES.
     -------

     38.a.  All notices shall be in writing.

     38.b. Any notice by Tenant to Landlord must be served by certified mail or overnight delivery service, postage prepaid with return receipt requested, addressed to Landlord at 1000 Crawford Place, Mount Laurel, New Jersey with a copy to Robert M. Kramer & Associates, P.C., 8212 Seminole Street, Philadelphia, Pennsylvania 19118; or at such other address as Landlord may designate by written notice.

     38.c. After commencement of the term hereof any notice by Landlord to Tenant shall be served by first class mail, postage prepaid, addressed to Tenant at the Leased Premises or at such other address as Tenant shall designate by written notice or by delivery by Landlord to the Leased Premises or to such other address.

     38.d. Notice shall be deemed to be properly given if addressed to Tenant at its last known address, or if Tenant is a Corporation, the last known address of any director, officer or agent of Tenant, if any item of mail is refused or otherwise not delivered.

     38.e. In case of service by certified mail, such service shall be deemed complete on the day of actual delivery, as shown by the addressee's receipt or on the expiration of the third day after the day of mailing, whichever first occurs. In case of service by first class mail, such service shall be deemed complete on the day of actual delivery or on the expiration of the third day after the day of mailing, whichever first occurs. In case of service by overnight delivery service, such service shall be deemed complete on the day of actual delivery, as shown by the addressee's receipt or on the expiration of the next business day after the day of mailing, whichever first occurs.

39.  CAPTIONS AND SECTION NUMBERS.
     ----------------------------

     The captions, section numbers, article numbers and index appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe, or describe the scope or intent of such sections or articles of this Lease nor in any way affect this Lease.

40.  TENANT DEFINED, USE OF PRONOUN.
     ------------------------------

     The word "Tenant" shall be deemed and taken to mean each and every person mentioned as a tenant herein be the same, one or more, and if there shall be more than one tenant, any notice required or permitted by the terms of this Lease may be given by or to any one thereof, and shall have the same force and effect as if given to all thereof. The use of the neuter singular pronoun to refer to Landlord or Tenant shall be deemed a proper reference even though Landlord or Tenant may be an individual, a partnership, a corporation, or a group of two or more individuals or corporations. The necessary grammatical change required to make the provisions of this Lease apply in the plural sense where there is more than one Landlord or Tenant and to either corporations, associations, partnerships, or individuals, males or females, shall in all instances be assumed as though in each case fully expressed.

41.  BROKERS COMMISSION.
     ------------------

     Each of the parties represents and warrants that it has dealt with no broker or brokers in connection with the execution of this Lease, and each of the parties agrees to indemnify the other against, and hold it harmless from, all liabilities arising from any claim for brokerage commissions or finder's fees resulting from the indemnitor's acts (including, without limitation, the cost of counsel fees in connection therewith).

42.  PARTIAL INVALIDITY.
     ------------------

     If any term, covenant or condition of this Lease or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this shall be valid and be enforced to the fullest extent permitted by law.

43.  RECORDING.
     ---------

     Tenant shall not record this Lease or any memorandum thereof without the prior written consent of Landlord.

44.  GOVERNING LAW.
     -------------

     This Lease shall be governed by and construed in accordance with the laws of the State of New Jersey. If any provision of this lease or the application thereof to any person or circumstances shall to any extent be determined to be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and each provision of the Lease shall be valid and enforceable to the fullest extent permitted by the law.

45.  LIABILITY OF LANDLORD.
     ---------------------

     Anything contained in this Lease at law or in equity to the contrary notwithstanding, Tenant expressly acknowledges and agrees that there shall at no time be or be construed as being any personal liability by or on the part of Landlord under or in respect of this Lease or in any way related hereto or the Leased Premises; it being further acknowledged and agreed that Tenant is accepting this Lease and the estate created hereby upon and subject to the understanding that it shall not enforce or seek to enforce any claim or judgment or any other matter, for money or otherwise, personally or directly against any officer, director, stockholder, partner, principal (disclosed or undisclosed), representative or agent of Landlord, but will look solely to the Landlord's interest in the Building for the satisfaction of any and all claims, remedies or judgments (or other judicial process) in favor of Tenant requiring the payment of money by Landlord in the event of any breach by Landlord of any of the terms, covenants or agreements to be performed by Landlord under this Lease or otherwise, subject, however, to the prior rights of any ground or underlying lessors or the holders of the mortgages covering the Building, and no other assets of Landlord shall be subject to levy, execution or other judicial process for the satisfaction of Tenant's claims; such exculpation of personal liability as herein set forth to be absolute, unconditional and without exception of any kind.

     IN WITNESS WHEREOF, Landlord and Tenant have signed and sealed this Lease as of the day and year first above written.

LANDLORD:            Bluepointe, Inc.


                         By:  /s/ Rosemary Cavaliere
                         Name: Rosemary Cavaliere
                         Title: Property Manager

TENANT:                  Mace Security International, Inc.


                         By:  /s/ Robert M. Kramer
                         Name: Robert M. Kramer
                         Title: Executive Vice President